Exhibit 99.3

GLOBAL SERVICES OVERVIEW Mike Lafitte Chief Operating Officer

PRIORITIES Continue growth of core Brokerage business Accelerate market share gains Drive growth agenda for other key business lines: CBRE Global Investors Global Corporate Services Expand business opportunities with top 100 global customers Global client care and development Enhance talent pool/fill gaps M&A Strategic recruiting Invest in platform to improve operational excellence and sustain long-term growth Asset Services Valuations

OUR CLIENT SERVICE MODEL Provide a complete suite of premier services to property investors and occupiers across the globe.

PLATFORM ENHANCEMENTS

TOOLS & TECHNOLOGY



Global Research Gateway

Global LaborView



POWERED BY CBRE LABS

ENGAGED

CBRE

Global CRM

PEOPLE



Mandy Edwards
Chief Information Officer



Nick Axford
Global Head of Research



Paul Suchman
Chief Marketing Officer



Frank Callaghan
SVP Global Sourcing



Mandana Soleimani
SVP Global PMO



Laura O'Brien
Global Director HR & Workplace Strategy

WORKPLACE 360







CBRE

4

CBRE | BUSINESS REVIEW DAY

Asia Pacific Revenue 9% Asia Pacific Revenue 15% local currency 43% growth in property sales (52% in local currency), led by Australia and Japan YTD Q3 2013 Region Highlights BUSINESS OVERVIEW EMEA Revenue16% Paced by resurgent property sales Double-digit growth across all major business lines Americas Revenue 10% Four consecutive quarters of double digit increases Strength in sales, leasing and occupier outsourcing

AMERICAS OVERVIEW

2013 HIGHLIGHTS

- YTD Q3 2013 revenue of $3.1 billion
  - Up 10% from YTD Q3 2012
- Solid growth across all business lines
  - YTD Q3 2013 19% increase in property sales revenue versus the same period in 2012
- Achieving market share gains
  - YTD Q3 leasing up 8% versus decrease of 10% for the market as a whole
  - #1 U.S. investment sales market share
- Strong growth in global occupier outsourcing
  - 64 new clients and 49 renewals/expansions

REVENUE BY SERVICE LINE YTD Q3 2013



30%
29%
17%
12%
7%
4%
1%
Leasing
GCS
Sales
Asset Services
Commercial Mortgage Brokerage
Appraisal & Valuation
Other

2013 NOTABLE TRANSACTIONS



MEXICO
Resort Hotel Portfolio
Joint Venture Advisory



LOS ANGELES
One Wilshire Boulevard
Property Sale



SEATTLE
Northwest Corporate Park
Acquisition Financing



ATLANTA
IntercontinentalExchange (ICE)
Tenant Representation



NEW YORK
Simpson Thacher
Tenant Representation

CBRE

6

CBRE | BUSINESS REVIEW DAY

EMEA OVERVIEW 2013 HIGHLIGHTS 2013 NOTABLE TRANSACTIONS REVENUE BY SERVICE LINE YTD Q3 2013 PARIS Tour Adria Property Sale FRANKFURT Tower 185 Property Sale LONDON Paddington Central Property Sale WARSAW Plus+ Lease YTD Q3 2013 revenue of $784.4 million Up 16% from YTD Q3 2012 Strong growth across all major business lines 27% YTD Q3 increase in property sales revenue over the same period in 2012 Achieving market share gains Leasing gains in 11 CBDs, including Paris and London #1 UK investment sales in Q3 2013 Strong growth in outsourcing 8 new clients and 9 renewals/expansions PARIS Tour Blanche Agency Lease

APAC OVERVIEW 2013 HIGHLIGHTS 2013 NOTABLE TRANSACTIONS REVENUE BY SERVICE LINE YTD Q3 2013 YTD Q3 2013 revenue of $617.3 million Up 9% from YTD Q3 2012 (15% in local currency) Growth across all business lines (in local currency) 43% increase YTD Q3 in property sales revenue (52% in local currency) Japan Investment Sales business has been particularly strong Signs of growth in Outsourcing Revenue up 5% YTD Q3 (11% in local currency) AUSTRALIA GE Capital Portfolio Disposition GERMANY Private Korean Investment Group Acquisition SINGAPORE Louis Vuitton Lease JAPAN CBRE Global Investors Property Sale HONG KONG Hang Seng Bank Acquisition Sales Appraisal & Valuation Other Asset Services GCS Leasing

GLOBAL SERVICES DIVERSIFICATION Revenue by Service Line LTM Q3 2013 20071 GCS 26% AS 14% Property, Facilities & Project Management Leasing Sales Commercial Mortgage Brokerage Appraisal & Valuation Other GCS and AS breakdown not available in 2007.

GLOBAL ASSET SERVICES KEY STRATEGIC ACCOUNTS ICONIC OFFICE PROPERTIES UNDER MANAGEMENT Approximately 2 billion sq. ft. under management National Real Estate Investor - Top Property Manager Premier Properties Initiative 275+ properties in global portfolio (approximately 250 million sq. ft.) High profile properties added throughout 2013 Named a President, Americas Asset Services & Agency Leasing 2013 HIGHLIGHTS Shanghai Las Vegas London Mumbai Dubai Shanghai Tower Boulevard Mall The Gherkin Century New Building Festival Tower

GLOBAL APPRAISAL AND VALUATION SERVICES NUMBER OF GLOBAL APPRAISALS CLIENT TYPES: INSTITUTIONAL, LENDER, LIFE INSURANCE COMPANIES, SPECIAL SERVICERS, REITS Largest Clients Americas Largest Clients EMEA Largest Clients Asia Pacific YTD Q3 2013 revenue of $291.8 million Up 10% from YTD Q3 2012 Euromoney Global Valuation Advisor of the Year Implementing single integrated technology platform worldwide Named a Global President, Valuations 2013 HIGHLIGHTS